Exhibit 10.3

Execution Version

AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT dated as of  May 22, 2012 to the Credit Agreement dated as of May 24, 2010 (the “Credit Agreement”) between HOKU CORPORATION (the “Borrower”), and CHINA MERCHANTS BANK CO., LTD., NEW YORK BRANCH (the “Lender”).

W I T N E S S E T H :

WHEREAS, the parties hereto desire to amend the Credit Agreement to (i) extend the Maturity Date as hereinafter provided, (ii) adjust the rate of interest applicable to the Loans thereunder and (iii) adjust the rate of Facility Fees applicable to the Loans thereunder.

WHEREAS, the Borrower has requested that Lender waive, and the Lender has agreed to waive, any Default or Event of Default existing as of the date hereof pursuant to Section 6.1(C), Section 6.1(D) (resulting from a failure to comply with Sections 5.2(C), 5.8, 5.9 and 5.11 of the Credit Agreement), and clauses (ii) and (vii) of Section 6.1(E) of the Credit Agreement (the “Existing Defaults”).

NOW, THEREFORE, the parties hereto agree as follows:

Section 1.  Defined Terms; References.  Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

Section 2.  Extension of Maturity Date.  The definition of “Maturity Date” in Section 1.1 of the Credit Agreement is hereby amended by changing the date specified therein from “May 23, 2012” to “the date that is the earlier of (i) May 22, 2013 and (ii) ten (10) Business Days prior to the date on which the Letter of Credit expires or otherwise terminates.”

Section 3. Adjustment of Interest Rate.  The definition of “Interest Period” in Section 1.1 of the Credit Agreement is hereby amended by changing the duration specified therein from “three months” to “one year.”

Section 4. Adjustment of Facility Fees.  The definition of “Facility Fees” in Section 1.1 of the Credit Agreement is hereby amended by changing the rate specified therein from “0.50% per annum” to “2.50% per annum.”

Section 5.  Amendment of the Definition of Letter of Credit.  The definition of “Letter of Credit” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

“Letter of Credit” means a standby letter of credit issued by China Merchants Bank Co., Ltd., Chengdu Branch (as the same may be amended, modified, extended or replaced with the prior written consent of the Lender) which is procured by the Parent in favor of the Lender to secure the Borrower’s obligations to the Lender hereunder.

Section 6.  Representations of Borrower.  The Borrower represents and warrants to the Lender as of the date hereof that (i) other than with respect to Sections 4.3 and 4.4 of the Credit Agreement, the representations and warranties of the Borrower set forth in Section 4 of the Credit Agreement will be true on and as of the Amendment Effective Date and (ii) no Default or Event of Default will have occurred and be continuing on such date except for the Existing Defaults.

Section 7.  Waiver of Existing Defaults.  Upon the Amendment Effective Date, Lender waives the Existing Defaults.

Section 8.  Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

Section 9.  Counterparts.  This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall together constitute one and the same agreement, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Section 10.  Effectiveness.  This Amendment shall become effective as of the date hereof after the Lender shall have received (i) from the Borrower a counterpart hereof signed by the Borrower or electronic transmission of such signed counterpart or other written confirmation that the Borrower has signed a counterpart hereof and (ii) a Letter of Credit which has a maturity date not earlier than June 7, 2013 and which are otherwise in form and substance satisfactory to the Lender (the “Amendment Effective Date”).

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

HOKU CORPORATION
By:	/s/ Scott Paul
	Name:	Scott Paul
	Title:	Chief Executive Officer

By:	/s/ Sean Liu
	Name:	Sean Liu
	Title:	Vice President of Finance and Treasurer

CHINA MERCHANTS BANK CO., LTD., NEW YORK BRANCH
By:	/s/ Hui Fang
	Name:	Hui Fang
	Title:	General Manager

By:	/s/ Andrew Mao
	Name:	Andrew Mao
	Title:	Assistant General Manager